Supplemental Consolidated Schedules Second Quarter 2024

QUARTERLY CONSOLIDATED STATEMENT OF INCOME
(Dollars and Shares in Millions, Except Per Share Data) (Unaudited)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Interest Income
Loans	$5,761	$5,712	$5,742	$5,700	$5,605
Loans held for sale	41	37	36	42	38
Investment securities	1,294	1,175	1,182	1,152	1,077
Other interest income	889	840	803	860	806
Total interest income	7,985	7,764	7,763	7,754	7,526
Interest Expense
Deposits	3,028	2,884	2,751	2,580	1,939
Short-term borrowings	296	270	332	450	740
Long-term debt	638	625	569	488	432
Total interest expense	3,962	3,779	3,652	3,518	3,111
Net interest income	4,023	3,985	4,111	4,236	4,415
Provision for credit losses	568	553	512	515	821
Net interest income after provision for credit losses	3,455	3,432	3,599	3,721	3,594
Noninterest Income
Card revenue	428	392	436	412	422
Corporate payment products revenue	195	184	182	198	190
Merchant processing services	454	401	409	427	436
Trust and investment management fees	649	641	621	627	621
Service charges	322	315	324	334	324
Commercial products revenue	374	388	326	354	358
Mortgage banking revenue	190	166	137	144	131
Investment products fees	82	77	73	70	68
Securities gains (losses), net	(36)	2	(116)	—	3
Other	157	134	228	198	173
Total noninterest income	2,815	2,700	2,620	2,764	2,726
Noninterest Expense
Compensation and employee benefits	2,619	2,691	2,509	2,615	2,646
Net occupancy and equipment	316	296	316	313	316
Professional services	116	110	158	127	141
Marketing and business development	158	136	306	176	122
Technology and communications	509	507	513	511	522
Other intangibles	142	146	156	161	159
Merger and integration charges	—	155	171	284	310
Other	354	418	1,090	343	353
Total noninterest expense	4,214	4,459	5,219	4,530	4,569
Income before income taxes	2,056	1,673	1,000	1,955	1,751
Applicable income taxes	445	347	139	431	382
Net income	1,611	1,326	861	1,524	1,369
Net (income) loss attributable to noncontrolling interests	(8)	(7)	(14)	(1)	(8)
Net income attributable to U.S. Bancorp	$1,603	$1,319	$847	$1,523	$1,361
Net income applicable to U.S. Bancorp common shareholders	$1,518	$1,209	$766	$1,412	$1,281

Earnings per common share	$.97	$.78	$.49	$.91	$.84
Diluted earnings per common share	$.97	$.78	$.49	$.91	$.84
Dividends declared per common share	$.49	$.49	$.49	$.48	$.48
Average common shares outstanding	1,560	1,559	1,557	1,548	1,533
Average diluted common shares outstanding	1,561	1,559	1,558	1,549	1,533
Financial Ratios (%)
Net interest margin (taxable-equivalent basis)	2.67	2.70	2.78	2.81	2.90
Return on average assets	.97	.81	.52	.91	.81
Return on average common equity	12.4	10.0	6.4	11.9	10.9
Efficiency ratio	61.0	66.4	75.9	64.4	63.7

CONSOLIDATED ENDING BALANCE SHEET
(Dollars in Millions)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Assets	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)
Cash and due from banks	$65,832	$76,985	$61,192	$64,354	$70,642
Investment securities
Held-to-maturity	81,486	82,948	84,045	85,342	86,938
Available-for-sale	79,799	72,426	69,706	67,207	69,221
Loans held for sale	2,582	2,080	2,201	2,336	2,361
Loans
Commercial	135,248	134,726	131,881	133,319	136,775
Commercial real estate	51,887	52,677	53,455	54,131	54,357
Residential mortgages	117,147	116,079	115,530	115,055	114,449
Credit card	28,715	27,844	28,560	27,080	26,626
Other retail	43,136	43,262	44,409	45,649	47,221
Total loans	376,133	374,588	373,835	375,234	379,428
Less allowance for loan losses	(7,549)	(7,514)	(7,379)	(7,218)	(7,164)
Net loans	368,584	367,074	366,456	368,016	372,264
Premises and equipment	3,570	3,537	3,623	3,616	3,695
Goodwill	12,476	12,479	12,489	12,472	12,486
Other intangible assets	5,757	6,031	6,084	6,435	6,634
Other assets	59,972	60,046	57,695	58,261	56,584
Total assets	$680,058	$683,606	$663,491	$668,039	$680,825

Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing	$86,756	$91,220	$89,989	$98,006	$104,996
Interest-bearing	437,029	436,843	422,323	420,352	416,604
Total deposits	523,785	528,063	512,312	518,358	521,600
Short-term borrowings	16,557	17,102	15,279	21,900	32,334
Long-term debt	52,720	52,693	51,480	43,074	45,283
Other liabilities	30,111	29,715	28,649	31,129	28,124
Total liabilities	623,173	627,573	607,720	614,461	627,341
Shareholders' equity
Preferred stock	6,808	6,808	6,808	6,808	6,808
Common stock	21	21	21	21	21
Capital surplus	8,688	8,642	8,673	8,684	8,742
Retained earnings	75,231	74,473	74,026	74,023	73,355
Less treasury stock	(24,020)	(24,023)	(24,126)	(24,168)	(25,189)
Accumulated other comprehensive income (loss)	(10,308)	(10,353)	(10,096)	(12,255)	(10,718)
Total U.S. Bancorp shareholders' equity	56,420	55,568	55,306	53,113	53,019
Noncontrolling interests	465	465	465	465	465
Total equity	56,885	56,033	55,771	53,578	53,484
Total liabilities and equity	$680,058	$683,606	$663,491	$668,039	$680,825

CONSOLIDATED QUARTERLY AVERAGE BALANCE SHEET
(Dollars in Millions, Unaudited)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Assets
Investment securities	$167,020	$161,236	$161,885	$163,236	$159,824
Loans held for sale	2,382	2,002	2,154	2,661	2,569
Loans
Commercial
Commercial	130,162	126,602	126,884	130,415	133,697
Lease financing	4,177	4,165	4,212	4,305	4,388
Total commercial	134,339	130,767	131,096	134,720	138,085
Commercial real estate
Commercial mortgages	40,871	41,545	42,089	42,665	43,214
Construction and development	11,418	11,492	11,736	11,588	11,720
Total commercial real estate	52,289	53,037	53,825	54,253	54,934
Residential mortgages	116,478	115,639	115,196	114,627	117,606
Credit card	28,349	27,942	27,753	26,883	26,046
Other retail
Retail leasing	4,185	4,082	4,167	4,436	4,829
Home equity and second mortgages	13,053	12,983	12,977	12,809	12,753
Other	25,992	26,620	27,842	29,149	34,564
Total other retail	43,230	43,685	44,986	46,394	52,146
Total loans	374,685	371,070	372,856	376,877	388,817
Interest-bearing deposits with banks	53,056	50,903	47,532	53,100	51,972
Other earning assets	11,749	10,924	9,817	9,371	10,657
Total earning assets	608,892	596,135	594,244	605,245	613,839
Allowance for loan losses	(7,550)	(7,438)	(7,270)	(7,266)	(7,068)
Unrealized gain (loss) on investment securities	(7,464)	(7,121)	(8,806)	(8,241)	(7,356)
Other assets	71,626	72,333	73,280	74,261	73,597
Total assets	$665,504	$653,909	$651,448	$663,999	$673,012

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$83,418	$84,787	$90,590	$97,524	$113,758
Interest-bearing deposits
Interest checking	125,709	125,011	127,445	132,560	127,994
Money market savings	208,386	196,502	187,322	177,340	152,893
Savings accounts	38,855	41,645	44,728	50,138	58,993
Time deposits	57,541	55,116	52,697	54,729	43,627
Total interest-bearing deposits	430,491	418,274	412,192	414,767	383,507
Short-term borrowings	17,098	16,364	18,645	27,550	54,172
Long-term debt	52,875	52,713	48,863	43,826	42,771
Total interest-bearing liabilities	500,464	487,351	479,700	486,143	480,450
Other liabilities	25,130	25,640	26,379	26,049	24,517
Shareholders' equity
Preferred equity	6,808	6,808	6,808	6,808	6,808
Common equity	49,221	48,859	47,506	47,009	47,014
Total U.S. Bancorp shareholders' equity	56,029	55,667	54,314	53,817	53,822
Noncontrolling interests	463	464	465	466	465
Total equity	56,492	56,131	54,779	54,283	54,287
Total liabilities and equity	$665,504	$653,909	$651,448	$663,999	$673,012

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND RELATED YIELDS AND RATES (a)

		For the Three Months Ended June 30,
		2024			2023
(Dollars in Millions) (Unaudited)	Average Balances	Interest	Yields and Rates	Average Balances	Interest	Yields and Rates	% Change Average Balances
Assets
Investment securities	$167,020	$1,314	3.15%	$159,824	$1,098	2.75%	4.5%
Loans held for sale	2,382	41	6.98	2,569	38	5.90	(7.3)
Loans (b)
Commercial	134,339	2,209	6.61	138,085	2,201	6.39	(2.7)
Commercial real estate	52,289	847	6.51	54,934	847	6.18	(4.8)
Residential mortgages	116,478	1,141	3.92	117,606	1,087	3.70	(1.0)
Credit card	28,349	925	13.13	26,046	822	12.67	8.8
Other retail	43,230	650	6.05	52,146	663	5.10	(17.1)
Total loans	374,685	5,772	6.19	388,817	5,620	5.79	(3.6)
Interest-bearing deposits with banks	53,056	736	5.58	51,972	674	5.20	2.1
Other earning assets	11,749	152	5.22	10,657	132	4.99	10.2
Total earning assets	608,892	8,015	5.29	613,839	7,562	4.94	(.8)
Allowance for loan losses	(7,550)			(7,068)			(6.8)
Unrealized gain (loss) on investment securities	(7,464)			(7,356)			(1.5)
Other assets	71,626			73,597			(2.7)
Total assets	$665,504			$673,012			(1.1)

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$83,418			$113,758			(26.7)%
Interest-bearing deposits
Interest checking	125,709	386	1.23	127,994	312.98		(1.8)
Money market savings	208,386	1,993	3.85	152,893	1,224	3.21	36.3
Savings accounts	38,855	26.27		58,993	23.16		(34.1)
Time deposits	57,541	623	4.35	43,627	380	3.49	31.9
Total interest-bearing deposits	430,491	3,028	2.83	383,507	1,939	2.03	12.3
Short-term borrowings	17,098	297	6.98	54,172	742	5.49	(68.4)
Long-term debt	52,875	638	4.85	42,771	432	4.05	23.6
Total interest-bearing liabilities	500,464	3,963	3.18	480,450	3,113	2.60	4.2
Other liabilities	25,130			24,517			2.5
Shareholders' equity
Preferred equity	6,808			6,808			—
Common equity	49,221			47,014			4.7
Total U.S. Bancorp shareholders' equity	56,029			53,822			4.1
Noncontrolling interests	463			465			(.4)
Total equity	56,492			54,287			4.1
Total liabilities and equity	$665,504			$673,012			(1.1)
Net interest income		$4,052			$4,449
Gross interest margin			2.11%			2.34%
Gross interest margin without taxable-equivalent increments			2.09			2.32

Percent of Earning Assets
Interest income			5.29%			4.94%
Interest expense			2.62			2.04
Net interest margin			2.67%			2.90%
Net interest margin without taxable-equivalent increments			2.65%			2.88%

(a)Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent.
(b)Interest income and rates on loans include loan fees. Nonaccrual loans are included in average loan balances.

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND RELATED YIELDS AND RATES (a)

		For the Three Months Ended
	June 30, 2024			March 31, 2024
(Dollars in Millions) (Unaudited)	Average Balances	Interest	Yields and Rates	Average Balances	Interest	Yields and Rates	% Change Average Balances
Assets
Investment securities	$167,020	$1,314	3.15%	$161,236	$1,194	2.96%	3.6%
Loans held for sale	2,382	41	6.98	2,002	37	7.32	19.0
Loans (b)
Commercial	134,339	2,209	6.61	130,767	2,180	6.70	2.7
Commercial real estate	52,289	847	6.51	53,037	854	6.48	(1.4)
Residential mortgages	116,478	1,141	3.92	115,639	1,107	3.83	.7
Credit card	28,349	925	13.13	27,942	940	13.53	1.5
Other retail	43,230	650	6.05	43,685	642	5.91	(1.0)
Total loans	374,685	5,772	6.19	371,070	5,723	6.20	1.0
Interest-bearing deposits with banks	53,056	736	5.58	50,903	704	5.56	4.2
Other earning assets	11,749	152	5.22	10,924	137	5.05	7.6
Total earning assets	608,892	8,015	5.29	596,135	7,795	5.25	2.1
Allowance for loan losses	(7,550)			(7,438)			(1.5)
Unrealized gain (loss) on investment securities	(7,464)			(7,121)			(4.8)
Other assets	71,626			72,333			(1.0)
Total assets	$665,504			$653,909			1.8

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$83,418			$84,787			(1.6)%
Interest-bearing deposits
Interest checking	125,709	386	1.23	125,011	362	1.17	.6
Money market savings	208,386	1,993	3.85	196,502	1,914	3.92	6.0
Savings accounts	38,855	26.27		41,645	26.25		(6.7)
Time deposits	57,541	623	4.35	55,116	582	4.25	4.4
Total interest-bearing deposits	430,491	3,028	2.83	418,274	2,884	2.77	2.9
Short-term borrowings	17,098	297	6.98	16,364	271	6.66	4.5
Long-term debt	52,875	638	4.85	52,713	625	4.76	.3
Total interest-bearing liabilities	500,464	3,963	3.18	487,351	3,780	3.12	2.7
Other liabilities	25,130			25,640			(2.0)
Shareholders' equity
Preferred equity	6,808			6,808			—
Common equity	49,221			48,859			.7
Total U.S. Bancorp shareholders' equity	56,029			55,667			.7
Noncontrolling interests	463			464			(.2)
Total equity	56,492			56,131			.6
Total liabilities and equity	$665,504			$653,909			1.8
Net interest income		$4,052			$4,015
Gross interest margin			2.11%			2.13%
Gross interest margin without taxable-equivalent increments			2.09			2.11

Percent of Earning Assets
Interest income			5.29%			5.25%
Interest expense			2.62			2.55
Net interest margin			2.67%			2.70%
Net interest margin without taxable-equivalent increments			2.65%			2.68%

(a)Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent.
(b)Interest income and rates on loans include loan fees. Nonaccrual loans are included in average loan balances.

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND RELATED YIELDS AND RATES (a)

		For the Six Months Ended June 30,
	2024			2023
(Dollars in Millions) (Unaudited)	Average Balances	Interest	Yields and Rates	Average Balances	Interest	Yields and Rates	% Change Average Balances
Assets
Investment securities	$164,128	$2,508	3.06%	$162,957	$2,192	2.69%	.7%
Loans held for sale	2,192	78	7.14	2,516	69	5.51	(12.9)
Loans (b)
Commercial	132,553	4,389	6.66	136,891	4,198	6.18	(3.2)
Commercial real estate	52,663	1,701	6.49	55,263	1,650	6.02	(4.7)
Residential mortgages	116,059	2,248	3.88	116,950	2,137	3.66	(.8)
Credit card	28,145	1,865	13.32	25,809	1,622	12.68	9.1
Other retail	43,458	1,292	5.98	52,876	1,305	4.98	(17.8)
Total loans	372,878	11,495	6.19	387,789	10,912	5.67	(3.8)
Interest-bearing deposits with banks	51,979	1,440	5.57	47,662	1,162	4.91	9.1
Other earning assets	11,336	289	5.14	9,820	226	4.64	15.4
Total earning assets	602,513	15,810	5.27	610,744	14,561	4.80	(1.3)
Allowance for loan losses	(7,493)			(7,006)			(7.0)
Unrealized gain (loss) on investment securities	(7,293)			(7,437)			1.9
Other assets	71,980			72,950			(1.3)
Total assets	$659,707			$669,251			(1.4)

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$84,102			$121,705			(30.9)%
Interest-bearing deposits
Interest checking	125,360	748	1.20	128,668	595.93		(2.6)
Money market savings	202,444	3,907	3.38	149,948	2,203	2.96	35.0
Savings accounts	40,250	52.26		63,883	36.11		(37.0)
Time deposits	56,329	1,205	4.30	39,554	610	3.11	42.4
Total interest-bearing deposits	424,383	5,912	2.80	382,053	3,444	1.82	11.1
Short-term borrowings	16,731	568	6.82	45,369	1,192	5.30	(63.1)
Long-term debt	52,794	1,263	4.81	41,902	808	3.88	26.0
Total interest-bearing liabilities	493,908	7,743	3.15	469,324	5,444	2.34	5.2
Other liabilities	25,385			24,509			3.6
Shareholders' equity
Preferred equity	6,808			6,808			—
Common equity	49,041			46,440			5.6
Total U.S. Bancorp shareholders' equity	55,849			53,248			4.9
Noncontrolling interests	463			465			(.4)
Total equity	56,312			53,713			4.8
Total liabilities and equity	$659,707			$669,251			(1.4)
Net interest income		$8,067			$9,117
Gross interest margin			2.12%			2.46%
Gross interest margin without taxable-equivalent increments			2.10			2.44

Percent of Earning Assets
Interest income			5.27%			4.80%
Interest expense			2.59			1.80
Net interest margin			2.68%			3.00%
Net interest margin without taxable-equivalent increments			2.66%			2.98%

(a)Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent.
(b)Interest income and rates on loans include loan fees. Nonaccrual loans are included in average loan balances.

LOAN PORTFOLIO
	June 30, 2024		March 31, 2024		December 31, 2023		September 30, 2023		June 30, 2023
(Dollars in Millions) (Unaudited)	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total
Commercial
Commercial	$131,043	34.9	$130,530	34.8	$127,676	34.2	$129,040	34.4	$132,374	34.9
Lease financing	4,205	1.1	4,196	1.2	4,205	1.1	4,279	1.1	4,401	1.2
Total commercial	135,248	36.0	134,726	36.0	131,881	35.3	133,319	35.5	136,775	36.1

Commercial real estate
Commercial mortgages	40,844	10.9	41,157	11.0	41,934	11.2	42,473	11.3	42,775	11.3
Construction and
development	11,043	2.9	11,520	3.1	11,521	3.1	11,658	3.1	11,582	3.0
Total commercial
real estate	51,887	13.8	52,677	14.1	53,455	14.3	54,131	14.4	54,357	14.3

Residential mortgages
Residential mortgages	110,680	29.4	109,396	29.2	108,605	29.0	107,875	28.8	107,017	28.2
Home equity loans, first
liens	6,467	1.7	6,683	1.8	6,925	1.9	7,180	1.9	7,432	2.0
Total residential
mortgages	117,147	31.1	116,079	31.0	115,530	30.9	115,055	30.7	114,449	30.2

Credit card	28,715	7.6	27,844	7.4	28,560	7.6	27,080	7.2	26,626	7.0

Other retail
Retail leasing	4,178	1.1	4,137	1.1	4,135	1.1	4,271	1.2	4,637	1.2
Home equity and second
mortgages	13,180	3.5	12,932	3.5	13,056	3.5	12,879	3.4	12,799	3.4
Revolving credit	3,597	1.0	3,473.9		3,668	1.0	3,766	1.0	3,797	1.0
Installment	14,169	3.8	13,921	3.7	13,889	3.7	14,145	3.8	14,452	3.8
Automobile	8,012	2.1	8,799	2.3	9,661	2.6	10,588	2.8	11,536	3.0
Total other retail	43,136	11.5	43,262	11.5	44,409	11.9	45,649	12.2	47,221	12.4
Total loans	$376,133	100.0	$374,588	100.0	$373,835	100.0	$375,234	100.0	$379,428	100.0

Supplemental Business Line Schedules Second Quarter 2024
WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING CONSUMER AND BUSINESS BANKING PAYMENT SERVICES TREASURY AND CORPORATE SUPPORT

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$1,906	$1,904	$1,971	$2,021	$1,894
Noninterest Income
Card revenue	—	—	—	—	—
Corporate payment products revenue	—	—	—	—	—
Merchant processing services	—	—	—	—	—
Trust and investment management fees	648	640	620	627	621
Service charges	147	135	128	129	135
Commercial products revenue	200	208	149	150	198
Mortgage banking revenue	—	—	—	—	—
Investment products fees	82	77	73	70	68
Securities gains (losses), net	—	—	—	—	—
Other	54	53	51	54	49
Total noninterest income	1,131	1,113	1,021	1,030	1,071
Total net revenue	3,037	3,017	2,992	3,051	2,965
Noninterest Expense
Compensation and employee benefits	565	566	534	543	543
Net occupancy and equipment	39	39	37	37	38
Other intangibles	52	52	55	57	57
Net shared services	532	514	517	501	563
Other	186	201	225	183	179
Total noninterest expense	1,374	1,372	1,368	1,321	1,380
Income before provision and income taxes	1,663	1,645	1,624	1,730	1,585
Provision for Credit Losses	100	141	69	136	162
Income before income taxes	1,563	1,504	1,555	1,594	1,423
Income taxes and taxable-equivalent adjustment	391	376	389	399	356
Net income	1,172	1,128	1,166	1,195	1,067
Net (income) loss attributable to noncontrolling interests	—	—	—	—	—
Net income attributable to U.S. Bancorp	$1,172	$1,128	$1,166	$1,195	$1,067

FINANCIAL RATIOS
Return on average assets	2.32%	2.28%	2.31%	2.33%	2.09%
Net interest margin (taxable-equivalent basis)	4.18	4.26	4.37	4.40	4.10
Efficiency ratio	45.2	45.5	45.7	43.3	46.5

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
AVERAGE BALANCE SHEET
Loans
Commercial	$115,649	$112,959	$113,301	$117,195	$120,880
Commercial real estate	37,472	38,004	38,357	38,477	38,518
Residential mortgages	15,134	14,703	14,571	14,274	13,620
Credit card	—	—	—	—	—
Other retail	5,440	5,402	5,610	5,698	5,731
Total loans	173,695	171,068	171,839	175,644	178,749
Other Earning Assets	9,590	8,738	7,287	6,458	6,671
Total earning assets	183,285	179,806	179,126	182,102	185,420
Non-earning Assets
Goodwill	4,824	4,825	4,825	4,638	4,651
Other intangible assets	1,007	1,059	1,112	921	962
Other non-earning assets	14,085	13,502	15,371	16,193	14,136
Total non-earning assets	19,916	19,386	21,308	21,752	19,749
Total assets	203,201	199,192	200,434	203,854	205,169
Deposits
Noninterest-bearing deposits	57,299	58,580	62,213	66,144	73,512
Interest checking	51,938	50,783	51,214	52,891	50,709
Savings products	152,244	145,106	142,979	143,393	131,208
Time deposits	12,111	11,952	12,041	13,437	13,416
Total deposits	273,592	266,421	268,447	275,865	268,845
Other Interest-bearing Liabilities	15,761	15,159	13,837	12,842	13,353
Other Noninterest-bearing Liabilities	10,748	10,060	11,969	12,877	11,794
Total liabilities	300,101	291,640	294,253	301,584	293,992
Total U.S. Bancorp Shareholders' Equity	21,481	21,757	22,707	22,837	22,359
Noncontrolling Interests	—	—	—	—	—
Total Equity	21,481	21,757	22,707	22,837	22,359
NET INTEREST SPREADS (%)
Total earning assets	1.16	1.16	1.17	1.16	1.19
Total assets	.57	.60	.57	.60	.72
Total deposits	3.01	3.06	3.11	3.08	3.17
Total liabilities	3.00	3.05	3.10	3.06	3.12
CREDIT QUALITY
Net Charge-offs
Commercial	$72	$51	$28	$42	$35
Commercial real estate	35	13	71	49	12
Residential mortgages	—	—	—	—	—
Credit card	—	—	—	—	—
Other retail	—	1	—	1	—
Total net charge-offs	$107	$65	$99	$92	$47
Net Charge-off Ratios
Commercial	.25%	.18%	.10%	.14%	.12%
Commercial real estate	.38	.14	.73	.51	.12
Residential mortgages	—	—	—	—	—
Credit card	—	—	—	—	—
Other retail	—	.07	—	.07	—
Total net charge-offs	.25%	.15%	.23%	.21%	.11%

	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Nonperforming Assets
Nonperforming loans	$1,353	$1,292	$937	$830	$604
Other nonperforming assets	1	1	1	1	—
Total nonperforming assets	$1,354	$1,293	$938	$831	$604

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
OTHER INFORMATION
Average Loan Balances
Commercial real estate division	$45,003	$45,695	$46,344	$46,622	$46,840
Global markets & specialized finance	14,203	14,088	14,585	14,997	15,316
Middle market	29,250	28,693	28,712	29,592	30,616
Wealth management	27,661	27,240	27,404	27,143	26,910
Corporate banking and other	57,578	55,352	54,794	57,290	59,067
Total	$173,695	$171,068	$171,839	$175,644	$178,749

Average Deposit Balances
Commercial real estate division	$14,950	$15,240	$16,336	$16,544	$16,476
Global markets & specialized finance	72,081	65,192	63,439	64,406	61,528
Middle market	40,700	39,974	39,921	40,139	41,043
Wealth management	42,240	41,806	41,302	40,112	39,769
Corporate banking and other	103,621	104,209	107,449	114,664	110,029
Total	$273,592	$266,421	$268,447	$275,865	$268,845

Noninterest Income
Trust and investment management fees
Wealth management	$166	$165	$158	$157	$161
U.S. Bancorp Asset Management	60	61	57	59	59
Global corporate trust & custody	265	262	258	259	251
Fund services	147	142	138	141	142
Other	10	10	9	11	8
Global capital markets	238	242	188	191	216
Treasury management	147	135	128	129	135
All other noninterest income	98	96	85	83	99
Total	$1,131	$1,113	$1,021	$1,030	$1,071

Assets Under Management by Category *
Equity	$73,940	$70,924	$66,344	$67,371	$63,958
Fixed income	217,792	212,045	200,607	201,045	204,257
Money market	154,977	155,774	154,250	148,593	140,366
Other	33,622	33,421	33,134	31,212	30,674
Total	$480,331	$472,164	$454,335	$448,221	$439,255

* Amounts reported reflect end of month balances reported on a one month lag.

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$1,922	$1,879	$1,960	$2,049	$2,295
Noninterest Income
Card revenue	3	3	3	4	2
Corporate payment products revenue	—	—	—	—	—
Merchant processing services	—	—	—	—	—
Trust and investment management fees	1	1	1	—	—
Service charges	173	178	194	203	187
Commercial products revenue	6	6	5	5	7
Mortgage banking revenue	160	166	137	144	161
Investment products fees	—	—	—	—	—
Securities gains (losses), net	—	—	—	—	—
Other	70	69	70	78	74
Total noninterest income	413	423	410	434	431
Total net revenue	2,335	2,302	2,370	2,483	2,726
Noninterest Expense
Compensation and employee benefits	554	560	553	577	589
Net occupancy and equipment	154	147	153	153	154
Other intangibles	67	67	72	75	74
Net shared services	681	676	712	688	774
Other	166	152	181	178	173
Total noninterest expense	1,622	1,602	1,671	1,671	1,764
Income before provision and income taxes	713	700	699	812	962
Provision for Credit Losses	30	54	48	7	16
Income before income taxes	683	646	651	805	946
Income taxes and taxable-equivalent adjustment	171	162	163	201	237
Net income	512	484	488	604	709
Net (income) loss attributable to noncontrolling interests	—	—	—	—	—
Net income attributable to U.S. Bancorp	$512	$484	$488	$604	$709

FINANCIAL RATIOS
Return on average assets	1.22%	1.15%	1.13%	1.37%	1.54%
Net interest margin (taxable-equivalent basis)	4.92	4.82	4.92	5.08	5.43
Efficiency ratio	69.5	69.6	70.5	67.3	64.7

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
AVERAGE BALANCE SHEET
Loans
Commercial	$4,149	$3,912	$3,872	$4,131	$4,226
Commercial real estate	11,912	12,054	12,324	12,577	12,859
Residential mortgages	101,213	100,801	100,485	100,208	103,835
Credit card	—	—	—	—	—
Other retail	37,583	38,065	39,148	40,387	46,082
Total loans	154,857	154,832	155,829	157,303	167,002
Other Earning Assets	2,278	1,879	2,170	2,688	2,512
Total earning assets	157,135	156,711	157,999	159,991	169,514
Non-earning Assets
Goodwill	4,326	4,326	4,327	4,515	4,530
Other intangible assets	4,734	4,696	4,926	5,154	5,393
Other non-earning assets	2,439	3,340	4,483	5,071	5,367
Total non-earning assets	11,499	12,362	13,736	14,740	15,290
Total assets	168,634	169,073	171,735	174,731	184,804
Deposits
Noninterest-bearing deposits	20,900	21,375	23,341	25,488	34,120
Interest checking	72,353	73,021	74,903	78,340	75,467
Savings products	92,792	90,842	87,776	82,805	79,498
Time deposits	37,822	35,435	33,763	31,946	25,274
Total deposits	223,867	220,673	219,783	218,579	214,359
Other Interest-bearing Liabilities	965	1,118	1,231	1,238	1,229
Other Noninterest-bearing Liabilities	2,143	2,117	2,288	2,420	2,630
Total liabilities	226,975	223,908	223,302	222,237	218,218
Total U.S. Bancorp Shareholders' Equity	14,553	14,844	15,365	15,760	16,386
Noncontrolling Interests	—	—	—	—	—
Total Equity	14,553	14,844	15,365	15,760	16,386
NET INTEREST SPREADS (%)
Total earning assets	1.34	1.33	1.33	1.32	1.33
Total assets	1.00	.96	.92	.90	.94
Total deposits	4.76	4.77	4.91	5.09	5.21
Total liabilities	4.72	4.73	4.87	5.03	5.15
CREDIT QUALITY
Net Charge-offs
Commercial	$15	$14	$13	$17	$9
Commercial real estate	1	1	—	(1)	—
Residential mortgages	(4)	—	(1)	(3)	(3)
Credit card	—	—	—	—	—
Other retail	47	53	52	44	27
Total net charge-offs	$59	$68	$64	$57	$33
Net Charge-off Ratios
Commercial	1.45%	1.44%	1.33%	1.63%	.85%
Commercial real estate	.03	.03	—	(.03)	—
Residential mortgages	(.02)	—	—	(.01)	(.01)
Credit card	—	—	—	—	—
Other retail	.50	.56	.53	.43	.24
Total net charge-offs	.15%	.18%	.16%	.14%	.08%

	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Nonperforming Assets
Nonperforming loans	$393	$380	$387	$363	$392
Other nonperforming assets	23	25	26	26	25
Total nonperforming assets	$416	$405	$413	$389	$417

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
OTHER INFORMATION
Other Retail Loan Information
Average Balances
Retail leasing	$4,185	$4,082	$4,167	$4,436	$4,829
Home equity and second mortgages	10,549	10,471	10,421	10,238	10,107
Other	22,849	23,512	24,560	25,713	31,146
Total other retail	$37,583	$38,065	$39,148	$40,387	$46,082
Home equity first lien*	$5,894	$6,107	$6,332	$6,573	$6,822
Home equity loans	2,025	1,913	1,812	1,665	1,503
Home equity lines	8,524	8,558	8,609	8,573	8,604
Total home equity	$16,443	$16,578	$16,753	$16,811	$16,929
Net Charge-off Ratios (%)
Retail leasing	.29	.49	.19	.18	.08
Home equity and second mortgages	(.04)	—	(.04)	.08	(.04)
Other	.79	.82	.82	.62	.35
Total other retail	.50	.56	.53	.43	.24
Retail Credit Production
Indirect loan/lease production volume	$1,929	$1,569	$1,072	$1,090	$1,588
Direct branch loan/line production volume	1,754	1,382	1,336	1,575	1,570
Other production volume	522	375	256	308	250
Total retail credit production volume	$4,205	$3,326	$2,664	$2,973	$3,408
Branch and ATM Data
# of branches	2,207	2,256	2,274	2,280	2,304
# of U.S. Bank ATMs	4,534	4,522	4,524	4,520	4,514

* Home equity first lien balances are reported within residential mortgages as required by regulatory accounting principles.

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Mortgage Banking Division Data
Mortgage banking revenue
Origination and sales (a)	$80	$69	$46	$70	$81
Loan servicing	176	180	180	176	187
Mortgage servicing rights fair value changes
net of economic hedges (b)	(6)	(2)	4	(3)	(1)
Other changes in mortgage servicing rights fair value (c)	(90)	(81)	(93)	(99)	(106)
Total mortgage banking revenue	$160	$166	$137	$144	$161
Mortgage production volume	$9,449	$7,129	$7,405	$9,493	$11,560
Mortgage application volume	$14,415	$12,531	$9,535	$12,947	$15,841
Mortgages serviced for others (d)(e)	$225,780	$232,907	$233,382	$232,263	$251,572
A summary of the Company's mortgage servicing rights and related characteristics by portfolio as of June 30, 2024, was as follows:
(Dollars in Millions)		HFA (f)	Government	Conventional (g)	Total
Servicing portfolio (h)		$50,185	$25,762	$137,716	$213,663
Fair value		$824	$522	$1,980	$3,326
Value (bps) (i)		164	203	144	156
Weighted-average servicing fees (bps)		36	45	25	30
Multiple (value/servicing fees)		4.60	4.55	5.66	5.16
Weighted-average note rate		4.74%	4.31%	3.73%	4.04%
Weighted-average age (in years)		4.4	5.8	4.8	4.8
Weighted-average expected prepayment (constant prepayment rate)		10.1%	10.6%	8.3%	9.0%
Weighted-average expected life (in years)		7.3	6.7	7.2	7.2
Weighted-average option adjusted spread (j)		5.5%	5.9%	4.6%	5.0%
(a)Origination and sales revenue recorded based on estimated number of applications that will close.
(b)Represents the net impact of changes in the fair value of mortgage servicing rights related to assumption changes and the derivatives used to economically hedge the mortgage servicing rights fair value changes.
(c)Primarily the change in MSR value from passage of time and cash flows realized (decay), but also includes the impact of changes to expected cash flows not associated with changes in market interest rates, such as the impact of delinquencies.
(d)Amounts reported reflect end of period balances.
(e)Includes subserviced mortgages with no corresponding mortgage servicing rights asset.
(f)Represents Housing Finance Agency division.
(g)Represents loans primarily sold to government-sponsored enterprises.
(h)Represents principal balance of mortgages having corresponding mortgage servicing rights asset.
(i)Calculated as fair value divided by the servicing portfolio.
(j)Option adjusted spread is the incremental spread added to the risk-free rate to reflect optionality and other risk inherent in the mortgage servicing rights asset.

PAYMENT SERVICES				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$673	$702	$676	$663	$623
Noninterest Income
Card revenue	425	389	433	408	420
Corporate payment products revenue	195	184	182	198	190
Merchant processing services	454	401	409	427	436
Trust and investment management fees	—	—	—	—	—
Service charges	—	—	—	—	—
Commercial products revenue	—	—	—	—	—
Mortgage banking revenue	—	—	—	—	—
Investment products fees	—	—	—	—	—
Securities gains (losses), net	—	—	—	—	—
Other	20	5	5	6	4
Total noninterest income	1,094	979	1,029	1,039	1,050
Total net revenue	1,767	1,681	1,705	1,702	1,673
Noninterest Expense
Compensation and employee benefits	226	228	218	218	218
Net occupancy and equipment	9	9	9	9	9
Other intangibles	23	27	29	29	28
Net shared services	511	508	514	497	488
Other	214	226	245	228	198
Total noninterest expense	983	998	1,015	981	941
Income before provision and income taxes	784	683	690	721	732
Provision for Credit Losses	388	359	461	399	314
Income before income taxes	396	324	229	322	418
Income taxes and taxable-equivalent adjustment	99	81	57	81	105
Net income	297	243	172	241	313
Net (income) loss attributable to noncontrolling interests	—	—	—	—	—
Net income attributable to U.S. Bancorp	$297	$243	$172	$241	$313

FINANCIAL RATIOS
Return on average assets	2.59%	2.09%	1.50%	2.14%	2.85%
Net interest margin (taxable-equivalent basis)	6.61	7.07	6.70	6.75	6.58
Efficiency ratio	55.6	59.4	59.5	57.6	56.2

PAYMENT SERVICES				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
AVERAGE BALANCE SHEET
Loans
Commercial	$12,334	$11,705	$12,121	$11,899	$11,691
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	28,349	27,942	27,753	26,883	26,046
Other retail	149	156	165	172	176
Total loans	40,832	39,803	40,039	38,954	37,913
Other Earning Assets	115	153	10	5	74
Total earning assets	40,947	39,956	40,049	38,959	37,987
Non-earning Assets
Goodwill	3,327	3,331	3,326	3,333	3,331
Other intangible assets	281	300	319	340	359
Other non-earning assets	1,544	3,229	1,679	2,142	2,449
Total non-earning assets	5,152	6,860	5,324	5,815	6,139
Total assets	46,099	46,816	45,373	44,774	44,126
Deposits
Noninterest-bearing deposits	2,706	2,791	2,772	2,796	3,179
Interest checking	—	—	—	—	—
Savings products	96	96	98	100	103
Time deposits	1	1	1	1	1
Total deposits	2,803	2,888	2,871	2,897	3,283
Other Interest-bearing Liabilities	342	304	253	308	457
Other Noninterest-bearing Liabilities	4,712	6,275	4,674	4,973	5,300
Total liabilities	7,857	9,467	7,798	8,178	9,040
Total U.S. Bancorp Shareholders' Equity	9,941	9,965	9,695	9,442	9,127
Noncontrolling Interests	—	—	—	—	—
Total Equity	9,941	9,965	9,695	9,442	9,127
NET INTEREST SPREADS (%)
Total earning assets	6.00	6.46	6.11	6.16	5.97
Total assets	4.75	4.73	4.80	4.72	4.49
Total deposits	6.03	5.99	5.94	5.89	5.74
Total liabilities	5.17	5.31	5.39	5.29	4.84
CREDIT QUALITY
Net Charge-offs
Commercial	$57	$51	$44	$37	$35
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	315	296	255	220	199
Other retail	1	1	1	1	1
Total net charge-offs	$373	$348	$300	$258	$235
Net Charge-off Ratios
Commercial	1.86%	1.75%	1.44%	1.23%	1.20%
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	4.47	4.26	3.65	3.25	3.06
Other retail	2.70	2.58	2.40	2.31	2.28
Total net charge-offs	3.67%	3.52%	2.97%	2.63%	2.49%

	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Nonperforming Assets
Nonperforming loans	$—	$—	$—	$—	$—
Other nonperforming assets	—	—	—	—	—
Total nonperforming assets	$—	$—	$—	$—	$—

PAYMENT SERVICES				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
OTHER INFORMATION
Total Noninterest Income
Retail payment solutions	$442	$390	$436	$410	$422
Corporate payment systems	198	187	184	201	192
Global merchant acquiring	454	402	409	428	436
Total	$1,094	$979	$1,029	$1,039	$1,050
Payment Volumes
Retail payment solutions (Issuing)
Credit card	$36,504	$33,683	$35,604	$34,526	$34,924
Debit and prepaid card	26,766	25,262	26,169	25,795	26,119
Total retail payment solutions	$63,270	$58,945	$61,773	$60,321	$61,043

Corporate payment systems (issuing)	$22,391	$21,477	$21,012	$22,925	$22,126

Merchant volume (acquiring)	$147,809	$137,552	$135,727	$144,558	$145,376
# of merchant transactions	2,136,671,083	1,930,302,342	2,002,532,119	2,094,366,023	2,040,006,881

TREASURY AND CORPORATE SUPPORT				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	($449)	($470)	($465)	($465)	($363)
Noninterest Income
Card revenue	—	—	—	—	—
Corporate payment products revenue	—	—	—	—	—
Merchant processing services	—	—	—	—	—
Trust and investment management fees	—	—	—	—	—
Service charges	2	2	2	2	2
Commercial products revenue	168	174	172	199	153
Mortgage banking revenue	30	—	—	—	(30)
Investment products fees	—	—	—	—	—
Securities gains (losses), net	(36)	2	(116)	—	3
Other	13	7	102	60	46
Total noninterest income	177	185	160	261	174
Total net revenue	(272)	(285)	(305)	(204)	(189)
Noninterest Expense
Compensation and employee benefits	1,274	1,337	1,204	1,277	1,296
Net occupancy and equipment	114	101	117	114	115
Other intangibles	—	—	—	—	—
Net shared services	(1,724)	(1,698)	(1,743)	(1,686)	(1,825)
Other	571	747	1,587	852	898
Total noninterest expense	235	487	1,165	557	484
Income (loss) before provision and income taxes	(507)	(772)	(1,470)	(761)	(673)
Provision for Credit Losses	50	(1)	(66)	(27)	329
Income (loss) before income taxes	(557)	(771)	(1,404)	(734)	(1,002)
Income taxes and taxable-equivalent adjustment	(187)	(242)	(439)	(218)	(282)
Net income (loss)	(370)	(529)	(965)	(516)	(720)
Net (income) loss attributable to noncontrolling interests	(8)	(7)	(14)	(1)	(8)
Net income (loss) attributable to U.S. Bancorp	($378)	($536)	($979)	($517)	($728)

FINANCIAL RATIOS (%)
Return on average assets	nm	nm	nm	nm	nm
Net interest margin (taxable-equivalent basis)	nm	nm	nm	nm	nm
Efficiency ratio	nm	nm	nm	nm	nm

TREASURY AND CORPORATE SUPPORT				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
AVERAGE BALANCE SHEET
Loans
Commercial	$2,207	$2,191	$1,802	$1,495	$1,288
Commercial real estate	2,905	2,979	3,144	3,199	3,557
Residential mortgages	131	135	140	145	151
Credit card	—	—	—	—	—
Other retail	58	62	63	137	157
Total loans	5,301	5,367	5,149	4,976	5,153
Other Earning Assets	222,224	214,295	211,921	219,217	215,765
Total earning assets	227,525	219,662	217,070	224,193	220,918
Non-earning Assets
Goodwill	—	—	—	—	—
Other intangible assets	9	10	10	10	10
Other non-earning assets	20,036	19,156	16,826	16,437	17,985
Total non-earning assets	20,045	19,166	16,836	16,447	17,995
Total assets	247,570	238,828	233,906	240,640	238,913
Deposits
Noninterest-bearing deposits	2,513	2,041	2,264	3,096	2,947
Interest checking	1,418	1,207	1,328	1,329	1,818
Savings products	2,109	2,103	1,197	1,180	1,077
Time deposits	7,607	7,728	6,892	9,345	4,936
Total deposits	13,647	13,079	11,681	14,950	10,778
Other Interest-bearing Liabilities	52,905	52,496	52,187	56,988	81,904
Other Noninterest-bearing Liabilities	7,527	7,188	7,448	5,779	4,793
Total liabilities	74,079	72,763	71,316	77,717	97,475
Total U.S. Bancorp Shareholders' Equity	10,054	9,101	6,547	5,778	5,950
Noncontrolling Interests	463	464	465	466	465
Total Equity	10,517	9,565	7,012	6,244	6,415
NET INTEREST SPREADS (%)
Total earning assets	nm	nm	nm	nm	nm
Total assets	nm	nm	nm	nm	nm
Total deposits	nm	nm	nm	nm	nm
Total liabilities	nm	nm	nm	nm	nm
CREDIT QUALITY
Net Charge-offs
Commercial	($1)	$—	$—	($4)	$11
Commercial real estate	—	7	—	1	14
Residential mortgages	—	—	—	—	117
Credit card	—	—	—	—	—
Other retail	—	—	—	16	192
Total net charge-offs	($1)	$7	$—	$13	$334
Net Charge-off Ratios (%)
Commercial	nm	nm	nm	nm	nm
Commercial real estate	nm	nm	nm	nm	nm
Residential mortgages	nm	nm	nm	nm	nm
Credit card	nm	nm	nm	nm	nm
Other retail	nm	nm	nm	nm	nm
Total net charge-offs	nm	nm	nm	nm	nm

	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Nonperforming Assets
Nonperforming loans	$64	$69	$125	$74	$45
Other nonperforming assets	18	19	18	16	19
Total nonperforming assets	$82	$88	$143	$90	$64